Supplement dated June 27, 2024
to the Summary Prospectus, as supplemented (as applicable) of each of the following funds:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2024
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/2024
Columbia Funds Series Trust II
Columbia Capital Allocation Aggressive Portfolio	6/1/2024
Columbia Capital Allocation Conservative Portfolio	6/1/2024
Columbia Capital Allocation Moderate Portfolio	6/1/2024
Columbia Income Builder Fund	6/1/2024
The Board of Trustees of the funds (each, a Fund, and collectively, the Funds) recently approved the conversion of all Class Advisor (Class Adv) shares of a Fund to Class Institutional (Class Inst) shares of the same Fund and the subsequent elimination of Class Adv as a share class of any Fund.
Effective at close of business on November 22, 2024, Class Adv shares of the Fund will be converted into Class Inst shares of the Fund. This will be a tax-free transaction for existing Class Adv shareholders. Effective on November 25, 2024, all references to Class Adv are hereby deleted from the Fund’s Summary Prospectus.
Shareholders should retain this Supplement for future reference.
SUP000_00_147_(06/24)